Exhibit 99.1

Electronically Filed 02/19/2012 02:14:35 AM

CLERK OF THE COURT

COMP

James J. Pisanelli, Esq., Bar No. 4027

JJP@pisanellibice.com

Todd L. Bice, Esq., Bar No. 4534

TLB@pisanellibice.com

Debra L. Spinelli, Esq., Bar No. 9695

DLS@pisanellibice.com

Jarrod L. Rickard, Esq., Bar No. 10203

JLR@pisanellibice.com

Pisanelli Bice pllc

3883 Howard Hughes Parkway, Suite 800 Las Vegas, Nevada 89169 Telephone: 702.214.2100 Facsimile: 702.214.2100

Paul K. Rowe, Esq. (pro hac vice forthcoming)

pkrowe@wlrk.com

Stephen R. DiPrima, Esq. (pro hac vice forthcoming)

srdiprima@wlrk.com

Wachtell, Lipton, Rosen & Katz, LLP

51 West 52nd Street

New York, NY 10019

Telephone: 212.403.1000

Facsimile: 212.403.2000

Robert L. Shapiro, Esq. (pro hoc vice forthcoming)

RS@glaserweil.com

Glaser Weil Fink Jacobs Howard

Avchen & Shapiro, LLP

10259 Constellation Boulevard, 19th Floor

Los Angeles, CA 90067

Telephone: 310.553.3000

Facsimile: 310.556.2920

Attorneys for Wynn Resorts, Limited

DISTRICT COURT CLARK COUNTY, NEVADA

WYNN RESORTS, LIMITED,, a Nevada Corporation,

Plaintiff,

Case No.: A-12-656710-B Dept. No.: XI

VS.

KAZUO OKADA, an individual, ARUZE USA, INC., a Nevada corporation, UNIVERSAL ENTERTAINMENT CORP., a Japanese corporation,

Defendants. COMPLAINT

(Request for Business Court Assignment Pursuant to EDCR 1.61 (a))

(Exempt from Arbitration—Declaratory Relief Requested)

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

Plaintiff WYNN RESORTS, LIMITED (“Wynn Resorts”), by and through its undersigned counsel, hereby files the above-captioned Complaint:

NATURE OF THE ACTION

This is an action for breach of fiduciary duty and related offenses committed against Wynn Resorts at the hands of one of its directors, Kazuo Okada (“Okada”) and his affiliates. Wynn Resorts’ Compliance Committee commissioned former Director of the Federal Bureau of Investigation, Louis J. Freeh, to examine Okada’s domestic and foreign activities impacting Wynn Resorts. Based upon a multi-month investigation—which culminated with a personal interview that Okada long evaded—Freeh uncovered substantial evidence of gross improprieties by Okada and his agents, as explained in Freeh’s report, attached as Exhibit 1. In particular, Freeh presented Wynn Resorts’ Board with evidence that Okada had made unlawful payments to foreign gaming regulators who could advance Okada’s business interests. Okada surreptitiously undertook these acts despite admonishments that all Directors closely adhere to Company policy, scrupulous business practices/ethics, and the law, both foreign and domestic. The public’s confidence in gaming’s integrity depends upon strict observance of these principles. Okada’s conduct poses a direct assault upon, and a present threat to, Wynn Resorts’ reputation for probity, which is central to maintaining its stature in the gaming industry as well as its current and future licensing. PARTIES AND RELATED PERSONS/ENTITIES

1. Plaintiff WYNN RESORTS is and was at all times relevant hereto a corporation organized and existing under the laws of the State of Nevada, with its principal place of business in the State of Nevada. Wynn Resorts is publicly traded on NASDAQ.

2. Wynn Resorts is a world class developer of destination resort casinos. Wynn Resorts owns resort casinos through its wholly owned subsidiary, WYNN LAS VEGAS, LLC (“Wynn Las Vegas”) and through WYNN MACAU, LIMITED (“Wynn Macau”).

3. Wynn Las Vegas operates the Wynn Las Vegas and Encore resort casinos in Las Vegas, Nevada.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

4. Wynn Macau is a Cayman Islands company, publicly traded on the Hong Kong Stock Exchange (of which Wynn Resorts owns a majority interest). Through its wholly owned subsidiary, WYNN RESORTS (MACAU), S.A., a company organized and existing under the laws of Macau Special Administrative Region of the Peoples Republic of China, Wynn Macau operates the Wynn Macau and Encore at Wynn Macau resort-casinos in Macau.

5. Defendant OKADA is and was at all times relevant hereto a citizen of Japan, and a director of Wynn Resorts. Okada serves multiple roles with Wynn Resorts and its affiliated companies (the “Wynn Companies”). He is a member of the Board of Directors for both Wynn Resorts and Wynn Macau and, until February 18, 2012, through UNIVERSAL ENTERTAINMENT CORPORATION (“Universal”) and ARUZE USA, controlled a shareholder that had owned approximately 19.66% of Wynn Resorts. From October 2002 up to and until October 2011, Okada also served as Vice Chairman of Wynn Resorts. In these capacities, Okada owed, and continues to owe, fiduciary duties of care, loyalty, and good faith to the Wynn Companies.

6. Defendant ARUZE USA, INC. (“ARUZE USA”) is and was at all times relevant hereto a corporation organized and existing under the laws of the State of Nevada, and a wholly owned subsidiary of Universal (“Universal”). Until February 18, 2012, ARUZE USA was a 19.66% shareholder in Wynn Resorts. Okada serves as director, President, Secretary, and Treasurer of ARUZE USA.

7. Defendant UNIVERSAL is a public corporation organized under the laws of Japan, and formerly known as ARUZE Corporation until a November 2009 name change. Universal manufactures and sells pachislot and pachinko machines, and other similar gaming equipment. Universal does business in the State of Nevada, has been issued a manufacturer’s license by the Nevada Gaming Commission, and was deemed suitable by the Nevada Gaming Commission as a 100% shareholder in ARUZE USA. Okada is Director, Chairman of the Board and, together with his family members, a 67.9% shareholder in Universal.

8. The Wynn Resorts’ Board of Directors consists of 12 members, comprised of Stephen A. Wynn (“Mr. Wynn”) as Chairman, Okada, Russell Goldsmith, Linda Chen,

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

Dr. Ray R. Irani, former Nevada Governor Robert J. Miller, John A. Moran, Alvin V. Shoemaker, D. Boone Wayson, Elaine P. Wynn, Allan Zeman, and Marc D. Schorr (collectively “Wynn Directors” and/or “Wynn Board”).

9. Wynn Resorts’ Gaming Compliance Committee (“Compliance Committee”) is an internal committee chaired by Director Miller and comprised of two additional members, Schorr (director and COO) and John Strzemp (Wynn Resorts’ Executive Vice President and Chief Administrative Officer). The Compliance Committee is charged with assuring Wynn Resorts’ compliance with all laws and regulations, particularly on gaming laws, regulations, and policies.

10. The Honorable Louis J. Freeh, Esq., is a former director of the Federal Bureau of Investigation (“FBI”), having led that agency with distinction from 1993 to 2001. Prior to serving as FBI Director, Freeh was a United States District Court Judge. Today, Freeh is a partner in Freeh Sporkin & Sullivan, LLP—a law firm he founded with two other former federal judges -which specializes in domestic and foreign corporate investigations and compliance.

JURISDICTION

11. Defendants Universal, ARUZE USA, and Okada have each individually and in concert with one another, caused the acts and events alleged herein within the State of Nevada and all are subject to the jurisdiction of this Court. Venue is also proper in this Court.

12. This matter is properly designated as a business court matter and assigned to the Business Docket under EDCR 1.61 (a) as the claims alleged herein arise from business torts.

GENERAL ALLEGATIONS

13. A Nevada gaming license is a privilege. Nevada law imposes comprehensive regulatory requirements upon gaming licensees, including obligations that those associated with the licensee possess the necessary character, qualifications, and integrity to be suitable to hold that privilege so as to not pose a threat to the public interest or the integrity of the regulation and control of gaming. As a Director of Wynn Resorts, Okada is subject to these demanding standards.

14. Additionally, all of Wynn Resorts’ Directors agreed to be, were, and are subject to Wynn Resorts’ Code of Business Conduct and Ethics (the “Code of Conduct”). The Code of

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

Conduct reinforces and enhances Wynn Resorts’ commitment to doing business in an ethical manner. The Code of Conduct reflects Wynn Resorts’ values, demonstrates ethical leadership, and promotes an environment that upholds its longstanding reputation for integrity, ethical conduct, and trust.

15. Forsaking his obligations to maintain the integrity required of a gaming licensee, the Company’s Code of Conduct and his other fiduciary duties, Okada committed improper acts that included making payments for the benefit of foreign gaming officials who could advance his personal business interests. He has furthermore elected to compete against Wynn Resorts, undertaking a campaign to convert Wynn Resorts’ assets for his own benefit, and that of his affiliates. Wynn Resorts has been compelled to defend against Okada’s acts of aggression by, among other things, the initiation of remedial and defensive Board actions and the prosecution of this action.

Okada Enters the Philippine Market

16. By all measures, Okada’s abandonment of his duty of loyalty to Wynn Resorts commenced with his plan to develop gaming operations in the Philippines.

17. Upon learning of opportunities in the Philippines, Okada approached Mr. Wynn with an idea of creating a casino resort in Manila Bay. Neither Mr. Wynn nor the Board of Directors was willing to pursue such opportunities in the Philippines.

18. Undeterred, Okada pressed on with his personal agenda without full disclosure to Mr. Wynn or the Board. In furtherance of his personal scheme, Okada asked that a city ledger account at Wynn Resorts be opened in the name of his company, Universal (“Universal City Ledger”). Upon information and belief, and unbeknownst to Wynn Resorts, Okada sought the city ledger account, in part, to facilitate his pursuit of his personal business interests in the Philippines and to promote the false appearance of an affiliation with Wynn Resorts to his Philippine business contacts.

19. Upon information and belief, many doors opened for Okada in the Philippines due to his well-publicized relationship with Mr. Wynn and Wynn Resorts. Wynn Resorts is informed and believes that Okada touted his relationship and affiliation with Wynn Resorts so as to

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

convince others that Wynn Resorts was and/or is somehow affiliated with Universal’s desired presence in Manila. All such representations were and are false.

20. In 2008, the Philippine Amusement and Gaming Corporation (“PAGCOR”), a 100% government-owned and controlled corporation that operates under the direct supervision of the Office of the President of the Philippines and is charged with “[r]egulat[ing], authoriz[ing] and licens[ing] games of chance, games of cards and games of numbers, particularly casino gaming, in the Philippines,” awarded four provisional gaming licenses without public bidding. PAGCOR issued one such license to a newly-formed entity that is owned 99% by ARUZE USA, known as Tiger Resort, Leisure and Entertainment Inc. Okada’s pursuit and development of that license expressly contradicts Wynn Resorts’ requests to Okada not to pursue business in the Philippines. Moreover, Okada’s actions to obtain and exploit that license involved violations of his duties to Wynn Resorts.

Initial Examination of Okada’s Activities

21. In or around the fall of 2010, Wynn Resorts heard that Okada was continuing to represent to multiple people that he (and/or Universal) and Wynn Resorts were involved in a joint venture together in the Philippines and were pursuing, also as joint venturers, potential opportunities in Japan. Such representations were again false.

22. Questioning Okada’s actions, in or around January 2011, Wynn Resorts, through its Compliance Committee, commissioned an independent investigation and risk assessment of investing in the gaming industry in the Philippines, which found:

a. Official corruption in the Philippine gaming industry is “deeply ingrained”;

b. Doubts that newly-elected President Aquino’s stated plans for reform would eliminate corruption from the gaming industry;

c. The country’s legal/regulatory frameworks were not closely aligned with American compliance and transparency standards; and

d. Despite a general refusal by witnesses to discuss Okada’s role in the Philippines (many refused to comment), other information created

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

reasonable suspicion that persons acting on Okada’s behalf had engaged in improprieties,

23. Notwithstanding the issues identified by the investigation/assessment, Okada was unrelenting in his appeal to Wynn Resorts. In February 2011, he repeated his oft-uttered request that Mr. Wynn travel to the Philippines to explore investing in Universal’s Manila Bay project.

24. During the February 24, 2011 meeting of the Board of Directors, following discussion of the Foreign Corrupt Practices Act (“FCPA”), the findings from the independent investigation were relayed to the Board. Mr. Wynn advised the Board that he had been invited by Okada to meet Philippine President Aquino. Okada was present for the Board’s discussions. The independent directors (Goldsmith, Irani, Miller, Moran, Shoemaker, Wayson, and Zeman) unanimously advised Wynn Resorts management that involvement in the Philippines was inadvisable and that the meeting should be cancelled. In plain terms, the Board informed Okada that Wynn Resorts would not invest in Universal’s Manila Bay project.

25. Okada, who had scheduled on his own initiative a meeting between Mr. Wynn and Philippine President Aquino, was embarrassed and angry in having to cancel the arrangements. Again, however, Okada remained undeterred.

26. Finally recognizing that Wynn Resorts was not going to provide Okada and Universal with funds or know-how for his Philippine project, Okada nonetheless moved forward with his secret plans to compete against Wynn Resorts by false claims of affiliation and endorsement, among other things.

27. Despite knowing the Board’s opposition to his plans in the Philippines, Okada proceeded to announce that he and Universal planned to lure high-limit, VIP gamblers from China to its Manila Bay resort-casino, the same customer base as Wynn Macau. In short, Okada was creating a new casino in direct competition with Wynn Macau.

28. Universal purportedly intends to construct two casinos and three hotels in Manila by December 2013, intends to open those facilities in early 2014, intends to spend $2.3 billion on the project, and hopes to turn $2 billion in sales in its first year of operation. Okada has publicly

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

stated his intent to open more casinos in Asia in 2015. On or about January 26, 2012, Universal broke ground on construction of the Manila Bay casino resort.

29. To promote his own interests, Okada launched a campaign to misappropriate Wynn Resorts’ assets and secrets for his and his affiliates’ use. Among other things, Okada arranged to have several people serve as interns at the Wynn Macau property so that Wynn Macau “know how” could be learned and siphoned from Wynn Resorts.

Wynn Resorts Expects Compliance

30. During a July 28, 2011 executive session, the independent directors again discussed Okada’s ongoing involvement in the Philippines and expressed concern about probity issues attendant to Okada’s involvement and the effect that Okada’s actions in the Philippines could have on Wynn Resorts. Of notable concern were Okada’s comments at prior Board meetings. Specifically, Okada had relayed his familiarity with local business practices that involved having third parties make payments to government officials rather than someone doing so directly (acts prohibited not only under the Foreign Corrupt Practices Act, but also by Wynn Resorts’ Code of Conduct and other policies).

31. Following Okada’s comments, Wynn Resorts took several steps to reiterate and to ensure awareness of the boundaries of corporate policies and legal restrictions on payments to government officials (among other things). These include the following:

a. To ensure that all directors, especially Okada, were kept informed about the Foreign Corrupt Practices Act, on August 4, 2011, a notice to the Board was issued for a training on the Foreign Corrupt Practices Act to be held on October 31, 2011, followed by a Board meeting on November 1, 2011.

b. To further protect Wynn Resorts, on August 5, 2011, all members of the Board of Directors were asked to review: (1) the Code of Business Ethics; and (2) the Policy Regarding Payments to Government Officials, and execute an acknowledgement that they read, understood, and acknowledged the policies. All members of the Board have signed the

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

acknowledgement but for one. Despite multiple attempts to follow-up, Okada has still failed to sign.

c. Attached to the Directors’ & Officers’ Questionnaire sent to all members of the Board on January 12,2012 was an acknowledgement form that required the Directors to sign in two places: (1) Page 26 of the questionnaire; and (2) Page 50 on the separate Code of Business Conduct and Ethics Acknowledgement Form that was part of the questionnaire packet. Okada signed and returned the former on the January 27, 2012 deadline but failed to return a signed Code of Business Conduct and Ethics Acknowledgement Form. Okada has still not returned the acknowledgement despite a follow-up request to do so.

32. On September 15, 2011, Okada, through his assistant, sent an RSVP that he would attend both the Foreign Corrupt Practices Act training on October 31 and the Board meeting noticed for November 1,2011. But Okada never attended the training.

33. To follow up on issues raised during the July 28, 2011 Board meeting, in early August, Wynn Resorts’ Board of Directors also commissioned a second independent investigation into the regulatory and compliance climate in the Philippines. This investigation identified anomalies and improprieties related to Universal’s/Okada’s dealings in the Philippines.

34. On September 27, 2011, the Compliance Committee held a special meeting to discuss the findings of the second independent investigation. Those findings identified a number of concerns regarding Okada’s activities, including that he may be: (a) engaging in acts that would render him unsuitable under Nevada gaming regulations, and (b) breaching the fiduciary duties he owed to Wynn Resorts.

35. At the direction of the Compliance Committee, Wynn Resorts approached Okada’s counsel to discuss the Committee’s concerns relative to Okada’s conduct and business in the Philippines, and its effect on Wynn Resorts and Okada’s duties and responsibilities as a member of Wynn Resorts’ Board of Directors. Wynn Resorts’ concerns were ill-received.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

36. Over the next month, counsel for Wynn Resorts and Okada engaged in discussions about Wynn Resorts’ concerns that Okada’s involvement in the Philippines was placing Wynn Resorts and its shareholders at substantial risk.

37. Okada designed and executed a strategy to divert attention away from his own misconduct. Okada claimed to need access to certain books and records (e.g., records related to an amendment to a shareholder’s agreement between Mr. Wynn, Elaine Wynn, and Okada). Okada’s diversionary tactics underscored his need to change the topic from the real issue - his misconduct in the Philippines.

38. Okada’s game playing continued. On October 25, 2011, days before the long-scheduled Foreign Corrupt Practices Act training, he requested that the training materials be translated into Japanese (despite his previous, long-term practice of translating all materials on his own) and that the date of the training be moved (despite that it had been planned around his previous confirmation). His refusal to attend the training, an event attended by all other Board members, demonstrated a cavalier disregard for his obligations as director of a company in a highly regulated gaming industry. In the end, Okada was the sole Board member who failed to attend the training, with all other directors appearing in person or telephonically.

Former FBI Director Freeh Investigates

39. On or about October 29, 2011, Wynn Resorts, on behalf of its Compliance Committee, retained Freeh to conduct an independent investigation into Okada and his activities, with a focus on three main areas: (1) whether Okada breached the fiduciary duties owed to Wynn Resorts; (2) whether Okada engaged in conduct that could jeopardize Wynn Resorts’ gaming licenses; and (3) whether Okada engaged in any conduct that could violate Wynn Resorts’ compliance policy.

40. As part of that investigation, Freeh conducted dozens of interviews (including of all independent members of Wynn Resorts’ Board of Directors), and reviewed thousands of pages of documents and emails. As of January 1, 2012, there remained only one outstanding item on Freeh’s to-do list: interview Okada. Yet, Okada refused to schedule the interview despite Freeh’s

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

10

stated willingness to travel on short notice to conduct the interview anywhere in the world to accommodate Okada’s schedule.

41. With only Okada’s interview outstanding, on February 6, 2012, Freeh briefed Wynn Resorts’ Compliance Committee.

42. Okada finally sat for his interview with Freeh in Tokyo, Japan, on February 15, 2012, where Okada was accompanied by United States counsel.

43. Freeh announced that he would report his findings to the Board of Directors on February 18, 2012.

44. At the February 18, 2012 Board meeting, Freeh made a detailed presentation and provided the Board with copies of his final report, outlining the following improprieties, among others:

a. The Universal City Ledger account established by Okada revealed 36 separate instances, from May 2008 to through June 2011 where Okada or his associates/affiliates made payments exceeding US $110,000 that directly benefitted senior PAGCOR officials. This included payment for luxury lodging, extravagant dinners, shopping, and cash to spend for, among others, former PAGCOR Chairman Genuino and his family and friends and current PAGCOR Chairman, Cristino Naguiat (“Naguiat”).

b. The Freeh report noted that Okada’s conduct constituted prima facie evidence of violations of the Foreign Corrupt Practices Act. On one particular occasion, Okada arranged for PAGCOR Chairman Naguiat, his wife, his three children, their nanny, other senior PAGCOR officials, one of whom also brought his family to stay at Wynn Macau. Okada and his associates refused to provide Wynn Macau management with the name of Chairman Naguiat and tried to conceal his identity. At Okada’s associates’ request and Okada’s direction, Chairman Naguiat and his entourage were provided with the most expensive accommodation, food, and star treatment. In addition, Okada’s associates asked that each guest be

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

11

provided a $5,000 cash advance during their stay. Following the stay, Okada’s associates requested Wynn Macau reduce the excessive charges because they feared an investigation and did not want Universal to get in trouble. Wynn Macau refused.

c. There is substantial evidence that Okada, his associates and companies may have arranged and manipulated ownership and management of legal entities in the Philippines under his control, in a manner that may have enabled the evasion of Philippine constitutional and statutory requirements.

d. Moreover, close associates and consultants of the former PAGCOR administration attained positions as corporate officers, directors and/or nominal shareholders of entities controlled by Okada and, in some cases, served as links between Okada and the former PAGCOR chair.

e. There is substantial evidence that the ownership structure of Okada-affiliated, ARUZE USA-owned entities may subject Okada to civil and criminal penalties under Philippine law.

f. Despite being repeatedly advised of the strict anti-bribery laws and Wynn Resorts’ policies, Okada insists and strongly believes that, when doing business in Asia, he is permitted to provide gifts and things of value to government officials, whether directly or indirectly.

g. His conduct is not accidental or based upon a misunderstanding of the law or the policies. Rather, Okada stated his personal rejection of anti-bribery laws and Wynn Resorts’ related policies to fellow Wynn Resorts Board members.

45. Following Freeh’s presentation, the Board deliberated at length and unanimously adopted resolutions finding the Defendants to be Unsuitable Persons under Wynn Resorts’ Second Amended and Restated Articles of Incorporation (“Articles of Incorporation” and/or “Articles”), and redeemed ARUZE USA’s shares in Wynn Resorts in accordance with the provisions of the Articles

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

12

46. Okada’s deplorable actions demonstrate that he had abandoned and forsaken all duties owed to Wynn Resorts. Worse, Okada undertook a pattern of conduct that jeopardizes Wynn Resorts’ good reputation, its long-standing business relationships, and its gaming and business licenses. Accordingly, the Board of Directors has unanimously (except for Okada) authorized the pursuit of this action.

FIRST CAUSE OF ACTION

(Breach of Fiduciary Duty)

(Wynn Resorts against Okada)

47. Wynn Resorts repeats and realleges the allegations set forth in Paragraphs 1 through 46 above as though fully set forth herein.

48. Wynn Resorts’ Code of Conduct, which applies to all employees, officers, and directors, provides guidelines for ethical behavior consistent with the reputation and integrity of Wynn Resorts. The Code of Conduct supplements the duties, fiduciary and otherwise, imposed upon Okada under Wynn Resorts’ governing documents and the law.

49. The Code of Conduct addresses conflicts of interest. Specifically, the Code of Conduct provides that “directors are expected to dedicate their best efforts to advancing [Wynn Resorts’] interests and to make decisions that affect [Wynn Resorts] based on [Wynn Resorts’] best interest, independent of outside influences.”

50. The Code of Conduct defines a “conflict of interest” as “when your own interests (including the interests of a family member or an organization with which you have a significant relationship) interfere, or even appear to interfere with the interests of [Wynn Resorts]. A conflict situation can arise when you take actions, have interests or are offered benefits that make it difficult for you to perform your [Wynn Resorts] work objectively and effectively.”

51. The Code of Conduct provides a non-exclusive list of potential conflict scenarios. Included in this list is an express prohibition on financial interests in other businesses: “You may not own a significant interest in any company that competes with [Wynn Resorts].” The Code of Conduct provides that “it is not typically” a conflict if the competing entity “is a publicly traded company and you and your family members’ only relationship with any such entity is to have an

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

interest of less than 2% of the outstanding shares of the [competing] company.” (Emphasis added).

52. Further, the Code of Conduct precludes outside employment or activities with a competitor. Specifically, “[s]imultaneous employment with or serving as a director of a competitor of [Wynn Resorts] is prohibited, as is any activity that is intended to or that you should reasonably expect to advance a competitor’s interests. You may not market products or services in competition with [Wynn Resorts’] current or potential business activities.....”

53. In addition, the Code of Conduct expressly states that “[y]ou may not use corporate property or information or your position at [ Wynn Resorts] for improper personal gain, and you may not compete with [Wynn Resorts].” (Emphasis added.)

54. The Code of Conduct also provides as follows:

a. With respect to offering gifts and entertainment,

i. “Special rules apply in the context of dealing with government officials and employees. See ‘Interacting with Government -Prohibition on Gifts to Government Officials and Employees’ below.”

ii. “Giving or receiving any payment or gift in the nature of a bribe or a kickback is absolutely prohibited.”

iii. “You are prohibited from providing gifts, meals or anything of value to government officials or employees or members of their families in connection with Company business without prior written approval from the Compliance Officer.”

iv. “The Company’s Policy Regarding Payments to Foreign Officials, the U.S. Foreign Corrupt Practices Act (the “FCPA”), and the laws of many other countries prohibit the Company and its officers, employees and agents or other third parties from giving or offering to give money or anything of value, directly or through an intermediary, to a foreign officials, employees of a state-owned

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

company, a foreign political party, a party official or a candidate for political office in order to attempt to influence officials acts or decisions of that person or entity, to obtain or retain business, or to secure any improper advantage.” b. With respect to company information and intellectual property:

i. “Company assets, including Company time, equipment, materials, resources and proprietary information, must be used for business purposes only.”

ii. “The Intellectual Property must not be used or reproduced without the consent of the Company and for authorized use in connection with the Company’s business. Every effort must be undertaken to protect the Intellectual Property from illegal copying or misuse.”

55. As a Wynn Resorts director, Okada was bound by the Code of Conduct.

56. Further, as a Director, Okada stands as a fiduciary to Wynn Resorts and, therefore, owes a high duty to the Company, including the duty of care, the duty of loyalty, and that he at all times discharged those duties in good faith and with a view to the interests of Wynn Resorts.

57. The fiduciary duty of loyalty that Okada owed as a Director required him to maintain, in good faith, the corporation’s and its shareholders’ best interests over the interests of anyone else, including his own.

58. Okada breached his fiduciary duties by engaging in unlawful activities, many of which occurred on Wynn Resorts’ properties, and all of which undermine Wynn Resorts’ reputation as well as its business and gaming licenses.

59. Okada further breached his fiduciary duty of loyalty by, among other things, self-dealing, placing his own interests above those of Wynn Resorts, and using Wynn Resorts’ confidential information, trade secrets, and related trademarks for his own benefit and to Wynn Resorts’ detriment. Specifically, and among other things, the website of Universal (of which Okada holds a significant interest and serves as Chairman of the Board) states that Universal obtained its purported experience and “know how” in operating top quality facilities

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

and providing services to the high end market through Okada’s experience with Wynn Resorts. Universal’s website also states that it intends to use its know-how acquired by Okada from his relationship with Wynn Resorts in Universal’s Manila Bay casino-resort operation. Universal and Okada expressly admit (and those in the industry indisputably recognize) that a Manila Bay casino-resort will compete with Wynn Macau (in which Wynn Resorts has a significant ownership interest) for gaming customers and resort clientele.

60. Okada’s acts and/or failures to act constituted breaches of his fiduciary duties. Okada’s breaches of duty involved intentional misconduct and knowing violations of the law.

61. As a direct and proximate result of Okada’s acts and omissions, Wynn Resorts has suffered and will continue to suffer direct, incidental and consequential damages in an amount to be proven at trial, but in any event, in excess of $10,000, plus prejudgment interest.

62. In committing the acts herein above alleged, Okada is guilty of oppression, fraud, and malice toward Wynn Resorts. As such, Wynn Resorts is entitled to recover punitive damages from Okada for the purpose of deterring him and others similarly situated from engaging in like conduct.

63. As a result of the acts and omissions of Okada, Wynn Resorts has been compelled to hire the services of an attorney for the protection of its interests.

SECOND CAUSE OF ACTION

(Aiding & Abetting Breach of Fiduciary Duty)

(Wynn Resorts against ARUZE USA & Universal)

64. Wynn Resorts repeats and realleges the allegations set forth in Paragraphs 1 through 63 above as though fully set forth herein.

65. As a director, Okada owed Wynn Resorts a fiduciary duty of loyalty which, as alleged herein, he breached.

66. ARUZE USA and Universal knowingly participated in Okada’s breach by facilitating the self-dealing and misappropriation of Wynn Resorts’ confidential information, trade secrets, and trademarks, and committing unlawful acts that undermine Wynn Resorts’ good reputation as well as its business and gaming licenses.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

67. As a direct and proximate result of ARUZE USA’s and Universal’s acts and omissions in aiding and abetting Okada’s breach of duty, Wynn Resorts has suffered and will continue to suffer direct, incidental and consequential damages in an amount to be proven at trial, but in any event, in excess of $10,000, plus prejudgment interest.

68. In committing the acts herein above alleged, ARUZE USA and Universal are guilty of oppression, fraud, and malice toward Wynn Resorts. As such, Wynn Resorts is entitled to recover punitive damages from ARUZE USA and Universal for the purpose of deterring them and others similarly situated from engaging in like conduct.

69. As a result of the acts and omissions of ARUZE USA and Universal, Wynn Resorts has been compelled to hire the services of an attorney for the protection of its interests.

THIRD CAUSE OF ACTION

(Declaratory Relief- NRS Chapter 30)

(Wynn Resorts against Okada, ARUZE USA & Universal)

70. Wynn Resorts repeats and realleges the allegations set forth in Paragraphs 1 through 69 above as though fully set forth herein.

71. To be deemed “suitable” under Nevada gaming law, the applicant must be: (a) a person of good character, honesty and integrity; (b) a person whose prior activities, criminal record, if any, reputation, habits and associations do not pose a threat to the public interest of the State of Nevada or to the effective regulation and control of gaming, and (c) must have adequate business probity, competence and experience, in gaming or generally.

72. Section 3.090 of the Nevada Gaming Regulations provides that a license, registration, and suitability finding requires, among other things, a person of “good character, honesty, and integrity” and one “whose background, reputation and associations will not result in adverse publicity for the State of Nevada and its gaming industry .”

73. Even after a suitability finding, Regulation 3.080 provides that “[t]he commission may deny, revoke, suspend, limit condition or restrict any registration or finding of suitability or application therefor upon the same grounds as it may take such action with respect to licenses, licensees and licensing; without exclusion of any other grounds.”

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

74. In recognition of the central importance of its gaming license, Wynn Resorts’ Articles of Incorporation afford the Board of Directors the “sole discretion” to take certain action to protect the gaming licenses and approvals of Wynn Resorts and its affiliates. Under the Articles of Incorporation, an ‘“Unsuitable Person’ shall mean a Person who . in the sole discretion of the board of directors of the Corporation, is deemed likely to jeopardize the Corporation’s or any Affiliated Company’s application for, receipt of approval for, right to the use of, or entitlement to, any Gaming License.” In addition, the Amended and Restated Gaming and Compliance Program defines an “Unsuitable Person” as, among other things, one “that the Company determines is unqualified as a business associate of the Company or its Affiliates based on, without limitation, that person’s antecedents, financial practices, financial condition or business probity.”

75. Following a determination of unsuitability, the Articles of Incorporation provide that “[t]he Securities Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person shall be subject to redemption by the Corporation, out of funds legally available therefor, by action of the board of directors, to the extent . . . deemed necessary or advisable by the board of directors. If. the board of directors deems it necessary or advisable, to redeem any such Securities, the Corporation shall give a redemption Notice to the Unsuitable Person or its Affiliate and shall purchase on the Redemption Date the number of shares of the Securities specified in the Redemption Notice for the price set forth in the Redemption Notice....”

76. On February 18, 2012, following Freeh’s presentation, the Board of Directors deliberated at length and thereafter adopted resolutions that: (1) determined that ARUZE USA, and Universal were likely to jeopardize Wynn Resorts’ and its affiliated companies’ gaming licenses; (2) deemed Okada, ARUZE USA, and Universal to be unsuitable persons under Wynn Resorts’ Articles of Incorporation; and (3) redeemed ARUZE USA’s shares in Wynn Resorts for approximately US $1,936 billion via a promissory note, in accordance with Article VII of the Articles of Incorporation.

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

77. Aware of the magnitude of his improprieties and what any reasonable Board of Directors of a Nevada gaming company would have to do, Okada attempted, in advance of the February 18, 2012 Board meeting, to set up a defense by disputing the Board’s authority to act upon Freeh’s report.

78. Accordingly, a justiciable controversy has arisen between the parties whose interests are adverse, and the dispute is ripe for adjudication. Wynn Resorts acted lawfully and in full compliance with its Articles of Incorporation, Bylaws, and other governing documents and is entitled to a declaration from this Court to that effect.

As a result of the acts and omissions of Defendants, Wynn Resorts has been compelled to hire the services of an attorney for the protection of its interests.

WHEREFORE, Wynn Resorts prays for judgment as follows:

1. For compensatory and special damages, including attorneys’ fees, against Defendants in an amount to be determined at trial;

2. For a declaration that Wynn Resorts acted lawfully and in full compliance with its Articles of Incorporation, Bylaws, and other governing documents as set forth herein;

3. Disgorgemenl of profits;

4. Punitive damages;

5. For an award of reasonable costs and attorneys’ fees;

6. For prejudgment and post-judgment interest on the foregoing sums at the highest rate permitted by law; and

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

7. Any additional relief this Cour te deems just, and proper on the evidence presented at trial.

DATED this 18th day of February, 2012.

PlSANELLlBlCEP^C

Jmaaes J. Pisanelli, Esq., Bar No. 4027

Todd L. Bice, Esq., Bar No. 4534

Debra L. Spinelli Esq., BarNo. 9696

Jarrod L. Rickard, Esq., Bar No. 10203

3883 Howard Hughes Parkway, Suite 800

Las Vegas, Nevada 89169

and

Paul K. Rowe, ESq., (pro hac vice forthcoming)

Stephen R. DiPrima, Esq. (pro hac vice forthcoming)

WACHTBELL, LIPTON, ROSEN & KATZ, LLP 51 West 52nd Street New York, NY 10019

and

Robert L. Shapiro, Esq. (pro hac vice forthcoming)

Glaser Weil Fink Jacobs Howard Avchen & Shapiro, LLP 10259 Constellation Boulevard, 19th Floor Los Angeles, CA 90067

Attorneys for Wynn Resorts, limited

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

PISANELLI BICE PLLC

3883 HOWARD HUGHES PARKWAY, SUIT 800

LAS VEGAS, NEVADA 89169

EXHIBIT 1

See Exhibit 99.2, which is incorporated herein by reference.